UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

INKINE PHARMACEUTICAL COMPANY, INC.

(Exact name of registrant specified in its charter)

New York	000-24972	13-3754005

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1787 Sentry Parkway West, Building 18, Suite 440 Blue Bell, Pennsylvania		19422

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (215) 283-6850

Not applicable.

(Former name and former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 2, 2005, J.R. LeShufy, currently a member of the board of directors of InKine Pharmaceutical Company, Inc. (the “Company”), informed the Company that he has decided not to stand for re-election as a director of the Company at the Company’s 2005 annual meeting of shareholders to be held on June 8, 2005 (the “Annual Meeting”). Mr. LeShufy intends to continue to serve as a director of the Company until the expiration of his term at the Annual Meeting.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKINE PHARMACEUTICAL COMPANY, INC.

Date: May 5, 2005	By: ROBERT F. APPLE
Name: Robert F. Apple Title: Chief Operating and Financial Officer